THIRD AMENDMENT
THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of March 6, 2015 (this “Third Amendment”), among Syniverse Holdings, Inc. (the “Borrower”), certain affiliates of the Borrower signatory hereto and Barclays Bank PLC, as Administrative Agent (the “Administrative Agent”), acting with the written consent of the Required Revolving Lenders. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Third Amendment).
W I T N E S S E T H :
WHEREAS, the Borrower, Buccaneer Holdings, LLC (“Holdings”), the Lenders from time to time party thereto, the Administrative Agent and Barclays Bank PLC, as Swing Line Lender and L/C Issuer, are parties to a Credit Agreement, dated as of April 23, 2012, as amended by the Incremental Commitment Amendment, dated as of June 28, 2013 and as further amended by the Second Amendment, dated as of September 23, 2013 (as so amended, the “Credit Agreement”);
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Administrative Agent (acting with the written consent of Lenders constituting no less than the Required Revolving Lenders), agree to the amendment of the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1 - CREDIT AGREEMENT AMENDMENTS. Subject to the satisfaction of the conditions set forth in Section Two hereof:
(1)    Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“As of the end of each fiscal quarter of the Borrower and so long as the aggregate amount of any Revolving Credit Loans, any Swing Line Loans or any L/C Obligations (excluding L/C Obligations not in excess of $10 million and any Letters of Credit which are Cash Collateralized by the Borrower to at least 105% of their maximum stated amount) outstanding exceeds 25% of all Revolving Credit Commitments, permit the Consolidated Senior Secured Debt Ratio as of the end of such fiscal quarter to exceed the ratio set forth below opposite such quarter:

March 31, 2015	5.25:1.00
June 30, 2015	5.25:1.00
September 30, 2015	5.25:1.00
December 31, 2015	5.25:1.00
March 31, 2016	5.25:1.00
June 30, 2016 and each fiscal quarter ended thereafter	5.00:1.00
”
SECTION 2 -    CONDITIONS TO EFFECTIVENESS. This Third Amendment and the amendments set forth in Section One shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(1)    the Administrative Agent shall have received (A) a counterpart to this Third Amendment signed by a duly authorized officer of the Borrower, Holdings and each other Guarantor (whether the same or different counterparts) and (B) the written consent of Lenders constituting the Required Revolving Lenders consenting to this Third Amendment;
(2)    the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of the Borrower approving and authorizing the execution, delivery and performance of this Third Amendment, and the performance of the Credit Agreement as amended by this Third Amendment, certified as of the Third Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower as being in full force and effect without modification or amendment and (B) a good standing certificate (or the equivalent thereof) for the Borrower from its jurisdiction of formation;
(3)    the Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each Revolving Credit Lender that has executed and delivered on or prior to 12:00 p.m., New York City time, March 6, 2015 a written consent to this Third Amendment (each, a “Consenting Lender”), an amendment fee equal to 0.075% of each such Revolving Credit Lender’s Revolving Credit Commitment;
(4)    at the time of and after giving effect to this Third Amendment, no Default or Event of Default (each as defined in the Credit Agreement) shall have occurred and be continuing; and
(5)    the representations and warranties set forth in Section Three of this Third Amendment shall be true and correct in all material respects on and as of the Third Amendment Effective Date.
SECTION 3 -    REPRESENTATIONS AND WARRANTIES; NO DEFAULT. In order to induce the Lenders to consent to this Third Amendment, each of the Borrower, Holdings and each other Guarantor represents and warrants, on the

Third Amendment Effective Date, to each of the Consenting Lenders and the Administrative Agent that:
(1)    the execution, delivery and performance by such Loan Party of this Third Amendment is within such Loan Party’s corporate or other powers, has been duly authorized by all necessary corporate or other organizational action, and does not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which such Loan Party or the properties of such Loan Party are affected or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any material Law; in each case, except with respect to any violation, breach or contravention or payment (but not creation of Liens) referred to in clause (ii) or (iii) to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;
(2)    this Third Amendment and the Credit Agreement, as amended hereby, each constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and by general equitable principles;
(3)    all representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section Three, the representations and warranties contained in Sections 5.05(a), (b), (c) and (e) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Credit Agreement, respectively; and
(4)    no Default exists as of the Third Amendment Effective Date.
SECTION 4 -    EFFECTS ON LOAN DOCUMENTS.
Except as expressly set forth herein, this Third Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document and each and every such term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each of Holdings, the Borrower and each of the other Loan Parties (i) reaffirms its obligations under the Loan Documents to which it is a party, (ii) acknowledges and agrees that all of its obligations under the Security Agreement and the other Collateral Documents to which it is party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and the guarantees made pursuant to the Holdings Guaranty and the Subsidiary Guaranty to which it is a party and (iv) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Holdings Guaranty, the Subsidiary Guaranty, the Security Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Third Amendment. This Third Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and from and after the Third Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to such agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement, as amended by this Third Amendment. The Borrower hereby consents to this Third Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement, as amended hereby.
SECTION 5 -    EXPENSES. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, negotiation, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).
SECTION 6 -    COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7 -    APPLICABLE LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.
SECTION 8 -    HEADINGS. The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 9 -    FATCA.    For purposes of determining withholding Taxes imposed under FATCA, from and after the Third Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Required Revolving Lenders by consenting to this Third Amendment have authorized the Administrative Agent to treat) the Credit Agreement (other than the Initial Term

Loans and Tranche B Term Loans thereunder), as amended hereby, for purposes of FATCA as not qualifying as a “grandfathered obligation” within the meaning of Sections 1.1471-2(b)(2)(i) and 1.1471-2T(b)(2)(i) of the U.S. Treasury regulations.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
SYNIVERSE HOLDINGS, INC.
By: _________________________________
Name: Laura E. Binion
Title: General Counsel and Secretary
BUCCANEER HOLDINGS, LLC
By: _________________________________
Name: Laura E. Binion
Title: Senior Vice President, General Counsel and
Secretary
SYNIVERSE HOLDINGS, INC.
By: _________________________________
Name: Laura E. Binion
Title: General Counsel and Secretary
SYNIVERSE TECHNOLOGIES, LLC
By: _________________________________
Name: Laura E. Binion
Title: Senior Vice President and General Counsel
SYNIVERSE ICX CORPORATION
By: _________________________________
Name: Laura E. Binion
Title: Senior Vice President General Counsel and
Secretary
AICENT HOLDINGS CORPORATION
By: _________________________________
Name: Laura E. Binion
Title: Chief Financial Officer, Treasurer and
Secretary

AICENT INTERMEDIATE HOLDINGS CORPORATION
By: _________________________________
Name: Laura E. Binion
Title: Chief Financial Officer, Treasurer and
Secretary
AICENT, INC.
By: _________________________________
Name: Laura E. Binion
Title: Chief Financial Officer, Treasurer and
Secretary
AICENT INTERNATIONAL, INC.
By: _________________________________
Name: Laura E. Binion
Title: Chief Financial Officer, Treasurer and
Secretary

BARCLAYS BANK PLC,
as Administrative Agent
By:
Name:
Title: